UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 19, 2010
Ciena Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21969	23-2725311
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1201 Winterson Road
Linthicum, MD	21090
(Address of Principal Executive	(Zip Code)
Offices)
Registrant’s telephone number, including area code: (410) 865-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Form 8-K/A amends and supplements “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K dated March 19, 2010 and filed by Ciena Corporation (“Ciena”) on March 25, 2010, relating to the completion of Ciena’s acquisition of substantially all of the optical networking and Carrier Ethernet assets of Nortel’s Metro Ethernet Networks (MEN) business (the “MEN Business”) on March 19, 2010. This amendment includes the historical financial statements of the MEN Business for the periods specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.
ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     On March 19, 2010, Ciena completed its acquisition of the MEN Business. The $773.8 million aggregate purchase price for the MEN Business consisted entirely of cash, with the final amount to be paid subject to adjustment based upon the level of net working capital transferred to Ciena at closing. The purchase price was decreased at closing by approximately $62.0 million based on this working capital adjustment. As of the date of this report, Ciena estimates that the working capital adjustment mechanism will further decrease the aggregate purchase price by up to an additional $19.0 million, subject to finalization between the parties.
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired
     The audited combined balance sheets of the MEN Business as of December 31, 2009 and 2008 and the related combined statements of operations, changes in invested equity and comprehensive loss and cash flows for the years ended December 31, 2009, 2008, 2007, including the notes to such financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.
(b) Pro Forma Financial Information
     The unaudited pro forma financial information as of January 31, 2010 and for the year ended October 31, 2009 and quarter ended January 31, 2010 are furnished as Exhibit 99.2 to this Form 8-K/A and incorporated into this Item 9.01(b) by reference.
(c) Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditor of Optical and Carrier Ethernet Businesses of Nortel Networks Corporation

99.1	Audited combined financial statements of Optical and Carrier Ethernet, Businesses of Nortel Networks Corporation as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008, and 2007

99.2	Unaudited pro forma condensed combined financial statements as of January 31, 2010 and for year ended October 31, 2009 and the quarter ended January 31, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation
Date: May 28, 2010	By:	/S/ David M. Rothenstein
David M. Rothenstein
Senior Vice President, General Counsel and Secretary